[CENTERPOINT                                        For more information contact
ENERGY LOGO]                                        MEDIA:
                                                    LETICIA LOWE
                                                    Phone   713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone   713.207.6500




FOR IMMEDIATE RELEASE                                                PAGE 1 OF 4
--------------------------------------------------------------------------------

             CENTERPOINT ENERGY REPORTS THIRD QUARTER 2005 EARNINGS

         HOUSTON, TX -- NOVEMBER 3, 2005 - CenterPoint Energy, Inc. (NYSE: CNP) today reported net income of $50 million, or $0.15 per diluted share, for the third quarter of 2005 compared to a net loss of $1.1 billion, or $3.66 per diluted share, for the same period of 2004.

         The net loss for the third quarter of 2004 included an $894 million extraordinary charge to earnings for the write-down of generation-related regulatory assets resulting from the Public Utility Commission of Texas' (Texas
PUC) deliberations in the company's stranded cost proceeding, and a $259 million net loss from discontinued operations related to the sale of Texas Genco Holdings, Inc.

         Income from continuing operations before extraordinary item for the third quarter of 2005 was $50 million, or $0.15 per diluted share, compared to $17 million, or $0.05 per diluted share, for the third quarter of 2004. The third quarter of 2005 included after-tax income of $23 million, or $0.07 per diluted share, related to interest on the company's authorized true-up balance.

          "I am pleased with the company's overall performance in the quarter despite the challenges brought on by two major hurricanes along our Gulf Coast service territories," said David M. McClanahan, president and chief executive officer of CenterPoint Energy. "We were fortunate to have avoided significant damage to our natural gas or electric delivery systems. And I'm extremely proud of our employees' extraordinary efforts in working to secure our systems and restoring power and natural gas service to our customers, as well as assisting other neighboring utilities.

          "Additionally, I am pleased that we've started to recover a portion of our stranded cost true-up balance through a competition transition charge, and we expect to recover the remainder of our authorized true-up balance by the end of the year through the issuance of transition bonds."

         For the nine months ended September 30, 2005, net income was $171 million, or $0.51 per diluted share, compared to a net loss of $1 billion, or $3.25 per diluted share, for the same period of 2004. Net income for the nine months ended September 30, 2005, included an extraordinary gain of $30 million related to an adjustment to the extraordinary loss recorded in the second half of 2004 as a result of actions taken by the Texas PUC. The net loss for the nine months ended September 30, 2004, included the $894 million extraordinary charge to earnings discussed above and a $154 million net loss from discontinued operations related to the sale of Texas Genco Holdings, Inc.

                                    - more -

[CENTERPOINT                                        For more information contact
ENERGY LOGO]                                        MEDIA:
                                                    LETICIA LOWE
                                                    Phone   713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone   713.207.6500




FOR IMMEDIATE RELEASE                                                PAGE 2 OF 4
--------------------------------------------------------------------------------

         Income from continuing operations before extraordinary item for the nine months ended September 30, 2005, was $144 million, or $0.43 per diluted share, compared to $43 million, or $0.14 per diluted share, for the same period of 2004. The nine months ended September 30, 2005, included after-tax income of $68 million, or $0.19 per diluted share, related to interest on the company's authorized true-up balance.


OPERATING INCOME BY SEGMENT DETAILED

ELECTRIC TRANSMISSION & DISTRIBUTION

         The electric transmission & distribution segment reported operating income of $183 million in the third quarter of 2005, consisting of $174 million for the regulated electric transmission & distribution utility (TDU) and $9 million for the transition bond company, which is an amount sufficient to pay interest on the transition bonds. Operating income for the third quarter of 2004 totaled $178 million, consisting of $169 million for the TDU and $9 million for the transition bond company.

         The TDU's revenues continued to benefit from solid customer growth, with nearly 53,000 metered customers added since September 30, 2004. Revenues also increased due to favorable weather, the implementation of a competition transition charge (CTC) to begin recovery of a portion of the company's true-up balance and higher transmission cost recovery. Operation and maintenance expenses increased primarily due to higher transmission costs and the absence of a gain on a land sale recorded in the third quarter of 2004. Depreciation and amortization expense increased primarily as a result of the amortization of the regulatory asset and rate case expenses being recovered through the CTC.

          In September, the TDU's service area in Texas felt the impact of hurricane Rita. Although damage to its electric facilities was limited, over 700,000 customers lost power at the height of the storm. The utility restored power to over a half million customers within 36 hours and all power was restored in less than five days. Revenues lost as a result of the storm were more than offset by warmer than normal weather during the quarter. Restoration costs in the TDU's service area are estimated to be in the range of $20 - $30 million and will be deferred for future recovery.

         Operating income for the nine months ended September 30, 2005, was $385 million, consisting of $358 million for the TDU and $27 million for the transition bond company. Operating income for the same period of 2004 totaled $390 million, consisting of $361 million for the TDU and $29 million for the transition bond company.

                                    - more -

[CENTERPOINT                                        For more information contact
ENERGY LOGO]                                        MEDIA:
                                                    LETICIA LOWE
                                                    Phone   713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone   713.207.6500




FOR IMMEDIATE RELEASE                                                PAGE 3 OF 4
--------------------------------------------------------------------------------

NATURAL GAS DISTRIBUTION

         The natural gas distribution segment reported an operating loss of $12 million for the third quarter of 2005, compared to an operating loss of $2 million for the same period of 2004. Due to seasonal impacts, the third quarter for this segment is typically one of the weakest of the year. Higher margins in the company's natural gas distribution business from rate increases and customer growth were more than offset by increased bad debt expense associated with high natural gas prices, an increase in depreciation and amortization expense and higher taxes other than income taxes. Increased margins from our non-rate regulated natural gas sales business were substantially offset by the effects of mark-to-market accounting related to non-trading financial derivatives used to lock in economic margins of certain forward gas sales.

         During the quarter, the company's east Texas, Louisiana and Mississippi natural gas service areas were affected by hurricanes Katrina and Rita. Damage to the company's facilities was limited, but approximately 10,000 homes and businesses were damaged to such an extent that they will not be taking service for some time. The storm restoration costs and the impact on the company's operating income are expected to be limited.

         Operating income for the nine months ended September 30, 2005, was $146 million compared to $137 million for the same period of 2004.

PIPELINES AND GATHERING

         The pipelines and gathering segment reported operating income of $52 million for the third quarter of 2005 compared to $35 million for the same period of 2004. The pipeline business achieved higher operating income driven by increased demand for transportation and ancillary services. The gas gathering operations benefited from increased throughput and demand for its services.

         Operating income for the nine months ended September 30, 2005, was $168 million compared to $123 million for the same period of 2004.

OTHER OPERATIONS

         The company's other operations reported operating income of $2 million for the third quarter of 2005 compared to an operating loss of $4 million for the same period of 2004.

         The operating loss for the nine months ended September 30, 2005, was $12 million compared to an operating loss of $17 million for the same period of 2004.

                                    - more -

[CENTERPOINT                                        For more information contact
ENERGY LOGO]                                        MEDIA:
                                                    LETICIA LOWE
                                                    Phone   713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone   713.207.6500




FOR IMMEDIATE RELEASE                                                PAGE 4 OF 4
--------------------------------------------------------------------------------

RECOVERY OF TRUE-UP BALANCE

         On September 13, 2005, the company started recovering a portion of its true-up balance approved by the Texas PUC when it implemented a CTC to collect $600 million over 14 years, plus interest at an annual rate of 11.075 percent. The company has also begun to collect approximately $24 million of approved rate case expenses over three years. In addition, the company expects to issue over $1.8 billion in transition bonds before the end of the year to recover the remaining authorized true-up balance.

WEBCAST OF EARNINGS CONFERENCE CALL

         CenterPoint Energy's management will host an earnings conference call on Thursday, November 3, 2005, at 10:30 a.m. Central time or 11:30 a.m. Eastern time. Interested parties may listen to a live, audio broadcast of the conference call at www.CenterPointEnergy.com/investors/events. A replay of the call can be accessed approximately two hours after the completion of the call, and will be archived on the web site for at least one year.

         CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution and sales, and interstate pipeline and gathering operations. The company serves nearly five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Oklahoma, and Texas. Assets total approximately $16 billion. With more than 9,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 130 years. For more information, visit the Web site at www.CenterPointEnergy.com.

                                      *****

         This news release includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this news release regarding future financial performance and results of operations and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and outcome of the true-up proceeding and any legal proceedings related thereto, the timing and impact of future regulatory and legislative decisions, effects of competition, weather variations, changes in CenterPoint Energy's or its subsidiaries' business plans, financial market conditions, the timing and extent of changes in commodity prices, particularly natural gas, the impact of unplanned facility outages and other factors discussed in CenterPoint Energy's and its subsidiaries' Form 10-Ks for the period ended December 31, 2004, Form 10-Qs for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005, and other filings with the Securities and Exchange Commission.

                                       ###

                    CenterPoint Energy, Inc. and Subsidiaries
                      Statements of Consolidated Operations
                              (Millions of Dollars)
                                   (Unaudited)


                                                                 Quarter Ended September 30,        Nine Months Ended September 30,
                                                                ------------------------------      -------------------------------
                                                                    2004              2005              2004              2005
                                                                ------------      ------------      ------------      ------------

Revenues:
     Electric Transmission & Distribution                       $        447      $        484      $      1,153      $      1,243
     Natural Gas Distribution                                          1,149             1,651             4,525             5,411
     Pipelines and Gathering                                             108               116               324               362
     Other Operations                                                      2                 4                 8                15
     Eliminations                                                        (37)              (37)             (113)             (119)
                                                                ------------      ------------      ------------      ------------
           Total                                                       1,669             2,218             5,897             6,912
                                                                ------------      ------------      ------------      ------------

Expenses:
     Natural gas                                                         928             1,422             3,701             4,563
     Operation and maintenance                                           319               336               932               974
     Depreciation and amortization                                       126               145               362               411
     Taxes other than income taxes                                        89                90               269               277
                                                                ------------      ------------      ------------      ------------
           Total                                                       1,462             1,993             5,264             6,225
                                                                ------------      ------------      ------------      ------------
Operating Income                                                         207               225               633               687
                                                                ------------      ------------      ------------      ------------

Other Income (Expense):
     Gain (loss) on Time Warner investment                               (31)               30               (40)              (29)
     Gain (loss) on indexed debt securities                               34               (29)               43                34
     Interest and other finance charges                                 (183)             (168)             (554)             (521)
     Interest on transition bonds                                         (9)               (9)              (29)              (27)
     Return on true-up balance                                            --                35                --               104
     Other - net                                                           1                 7                15                18
                                                                ------------      ------------      ------------      ------------
           Total                                                        (188)             (134)             (565)             (421)
                                                                ------------      ------------      ------------      ------------

Income from Continuing Operations Before
       Income Taxes and Extraordinary Item                                19                91                68               266

Income Tax Expense                                                        (2)              (41)              (25)             (122)
                                                                ------------      ------------      ------------      ------------

Income from Continuing Operations Before
       Extraordinary Item                                                 17                50                43               144
                                                                ------------      ------------      ------------      ------------

Discontinued Operations:
     Income from Texas Genco, net of tax                                 109                --               241                11
     Minority Interest related to Texas Genco, net of tax                (22)               --               (49)               --
     Loss on Disposal of Texas Genco, net of tax                        (346)               --              (346)              (14)
                                                                ------------      ------------      ------------      ------------
           Total                                                        (259)               --              (154)               (3)
                                                                ------------      ------------      ------------      ------------

Income (Loss) Before Extraordinary Item                                 (242)               50              (111)              141
                                                                ------------      ------------      ------------      ------------

Extraordinary Item, net of tax                                          (894)               --              (894)               30
                                                                ------------      ------------      ------------      ------------
Net Income (Loss)                                               $     (1,136)     $         50      $     (1,005)     $        171
                                                                ============      ============      ============      ============

     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
            Selected Data From Statements of Consolidated Operations (Millions of Dollars, Except Share and Per Share Amounts)
                                   (Unaudited)


                                                                       Quarter Ended                     Nine Months Ended
                                                                       September 30,                       September 30,
                                                               ------------------------------      ------------------------------
                                                                   2004              2005              2004              2005
                                                               ------------      ------------      ------------      ------------

Basic Earnings Per Common Share:
  Income from Continuing Operations                            $       0.05      $       0.16      $       0.14      $       0.46
  Loss from Discontinued Operations                                   (0.84)               --             (0.50)            (0.01)
  Extraordinary Item, net of tax                                      (2.90)               --             (2.91)             0.10
                                                               ------------      ------------      ------------      ------------
  Net Income (Loss)                                            $      (3.69)     $       0.16      $      (3.27)     $       0.55
                                                               ============      ============      ============      ============

Diluted Earnings Per Common Share:
  Income from Continuing Operations                            $       0.05      $       0.15      $       0.14      $       0.43
  Loss from Discontinued Operations                                   (0.83)               --             (0.50)            (0.01)
  Extraordinary Item, net of tax                                      (2.88)               --             (2.89)             0.09
                                                               ------------      ------------      ------------      ------------
  Net Income (Loss)                                            $      (3.66)     $       0.15      $      (3.25)     $       0.51
                                                               ============      ============      ============      ============

Dividends Declared per Common Share                            $       0.10      $       0.07(1)   $       0.30      $       0.34(1)

  Weighted Average Common Shares Outstanding (000):
  - Basic                                                           307,592           309,657           306,954           309,080
  - Diluted                                                         310,165           346,503           309,482           355,022


OPERATING INCOME (LOSS) BY SEGMENT

Electric Transmission & Distribution:
  Transmission & Distribution Operations                       $        169      $        174      $        361      $        358
  Transition Bond Company                                                 9                 9                29                27
                                                               ------------      ------------      ------------      ------------
       Total Electric Transmission & Distribution                       178               183               390               385
  Natural Gas Distribution                                               (2)              (12)              137               146
  Pipelines and Gathering                                                35                52               123               168
  Other Operations                                                       (4)                2               (17)              (12)
                                                               ------------      ------------      ------------      ------------

  Total                                                        $        207      $        225      $        633      $        687
                                                               ============      ============      ============      ============


(1) On January 26, 2005, the Company's board of directors declared a dividend of $0.10 per share of common stock payable on March 10, 2005 to shareholders of record as of the close of business on February 16, 2005. On March 3, 2005, the Company's board of directors declared a dividend of $0.10 per share of common stock payable on March 31, 2005 to shareholders of record as of the close of business on March 16, 2005. This additional first quarter dividend was declared in lieu of the regular second quarter dividend to address technical restrictions that might limit the Company's ability to pay a regular dividend during the second quarter of this year. On June 2, 2005, the Company's board of directors declared a dividend of $0.07 per share of common stock payable on June 30, 2005 to shareholders of record as of the close of business on June 15, 2005. On August 31, 2005, the Company's board of directors declared a dividend of $0.07 per common share of common stock payable on September 30, 2005 to shareholders of record as of the close of business on September 12, 2005.

     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                          ELECTRIC TRANSMISSION & DISTRIBUTION
                                                     ------------------------------------------------------------------------------
                                                          Quarter Ended                          Nine Months Ended
                                                          September 30,                            September 30,
                                                     -----------------------    % Diff        -----------------------     % Diff
                                                        2004         2005      Fav/(Unfav)       2004         2005      Fav/(Unfav)
                                                     ----------   ----------   ----------     ----------   ----------   ----------

RESULTS OF OPERATIONS:

Electric transmission and distribution revenues      $      427   $      453            6%    $    1,099   $    1,164            6%
                                                     ----------   ----------                  ----------   ----------

Electric transmission and distribution expenses:
  Operation and maintenance                                 136          155          (14%)          394          446          (13%)
  Depreciation and amortization                              63           69          (10%)          186          197           (6%)
  Taxes other than income taxes                              59           55            7%           158          163           (3%)
                                                     ----------   ----------                  ----------   ----------
      Total electric transmission and
      distribution expenses                                 258          279           (8%)          738          806           (9%)
                                                     ----------   ----------                  ----------   ----------
Operating Income - Electric transmission and
      distribution utility                                  169          174            3%           361          358           (1%)
Operating Income - Transition bond company                    9            9           --             29           27           (7%)
                                                     ----------   ----------                  ----------   ----------
Total Segment Operating Income                       $      178   $      183            3%    $      390   $      385           (1%)
                                                     ==========   ==========                  ==========   ==========

ELECTRIC TRANSMISSION & DISTRIBUTION                      Quarter Ended                         Nine Months Ended
OPERATING DATA:                                           September 30,                            September 30,
                                                     -----------------------                  -----------------------
ACTUAL MWH DELIVERED                                    2004         2005                        2004         2005
                                                     ----------   ----------                  ----------   ----------
Residential                                           8,511,639    8,871,356            4%    18,714,422   19,606,915            5%
Total                                                22,568,431   22,351,407           (1%)   56,633,719   57,134,034            1%

WEATHER (AVERAGE FOR SERVICE AREA):
Percentage of normal:
  Cooling degree days                                       103%         113%          10%           102%         110%           8%
  Heating degree days                                        --           --           --             86%          76%         (10%)


AVERAGE NUMBER OF METERED CUSTOMERS:
  Residential                                         1,645,523    1,690,819            3%     1,633,890    1,675,904            3%
  Total                                               1,870,128    1,921,594            3%     1,856,551    1,904,235            3%

     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                               NATURAL GAS DISTRIBUTION
                                                     ------------------------------------------------------------------------------
                                                          Quarter Ended                          Nine Months Ended
                                                          September 30,                            September 30,
                                                     -----------------------     % Diff       -----------------------      % Diff
                                                        2004         2005      Fav/(Unfav)       2004         2005      Fav/(Unfav)
                                                     ----------   ----------   ----------     ----------   ----------   ----------
RESULTS OF OPERATIONS:
Revenues                                             $    1,149   $    1,651           44%    $    4,525   $    5,411           20%
                                                     ----------   ----------                  ----------   ----------
Expenses:
   Natural gas                                              959        1,456          (52%)        3,776        4,644          (23%)
   Operation and maintenance                                133          141           (6%)          416          414           --
   Depreciation and amortization                             36           39           (8%)          106          116           (9%)
   Taxes other than income taxes                             23           27          (17%)           90           91           (1%)
                                                     ----------   ----------                  ----------   ----------
       Total                                              1,151        1,663          (44%)        4,388        5,265          (20%)
                                                     ----------   ----------                  ----------   ----------
Operating Income (Loss)                              $       (2)  $      (12)        (500%)   $      137   $      146            7%
                                                     ==========   ==========                  ==========   ==========

NATURAL GAS DISTRIBUTION OPERATING DATA:
THROUGHPUT DATA IN BCF
Residential                                                  15            9          (40%)          121          107          (12%)
Commercial and Industrial                                    39           38           (3%)          171          158           (8%)
Non-rate regulated                                          113          160           42%           419          491           17%
Elimination                                                 (32)         (26)          19%          (105)        (104)           1%
                                                     ----------   ----------                  ----------   ----------
   Total Throughput                                         135          181           34%           606          652            8%
                                                     ==========   ==========                  ==========   ==========


WEATHER (AVERAGE FOR SERVICE AREA)
Percentage of normal:
   Heating degree days                                       61%          34%         (27%)           95%          89%          (6%)


AVERAGE NUMBER OF CUSTOMERS:
   Residential                                        2,777,212    2,820,629            2%     2,791,722    2,835,306            2%
   Commercial and Industrial                            242,111      244,249            1%       245,895      246,370           --
   Non-rate regulated                                     6,249        6,515            4%         6,234        6,520            5%
                                                     ----------   ----------                  ----------   ----------
       Total                                          3,025,572    3,071,393            2%     3,043,851    3,088,196            1%
                                                     ==========   ==========                  ==========   ==========

                                                                                PIPELINES AND GATHERING
                                                     ------------------------------------------------------------------------------
                                                          Quarter Ended                          Nine Months Ended
                                                          September 30,                            September 30,
                                                     -----------------------     % Diff       -----------------------     % Diff
                                                        2004         2005      Fav/(Unfav)       2004         2005      Fav/(Unfav)
                                                     ----------   ----------   ----------     ----------   ----------   ----------
RESULTS OF OPERATIONS:
Revenues                                             $      108   $      116            7%    $      324   $      362           12%
                                                     ----------   ----------                  ----------   ----------
Expenses:
   Natural gas                                                6           --          100%            33           25           24%
   Operation and maintenance                                 52           47           10%           122          121            1%
   Depreciation and amortization                             11           12           (9%)           33           34           (3%)
   Taxes other than income taxes                              4            5          (25%)           13           14           (8%)
                                                     ----------   ----------                  ----------   ----------
       Total                                                 73           64           12%           201          194            3%
                                                     ----------   ----------                  ----------   ----------
Operating Income                                     $       35   $       52           49%    $      123   $      168           37%
                                                     ==========   ==========                  ==========   ==========


PIPELINES AND GATHERING OPERATING DATA:
THROUGHPUT DATA IN BCF
Natural Gas Sales                                             1           --         (100%)            8            4          (50%)
Transportation                                              181          199           10%           658          700            6%
Gathering                                                    79           92           16%           233          262           12%
Elimination                                                  --           (1)          --             (5)          (4)          20%
                                                     ----------   ----------                  ----------   ----------
   Total Throughput                                         261          290           11%           894          962            8%
                                                     ==========   ==========                  ==========   ==========

     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)


                                                                                   OTHER OPERATIONS
                                                     ------------------------------------------------------------------------------
                                                          Quarter Ended                          Nine Months Ended
                                                          September 30,                            September 30,
                                                     -----------------------     % Diff       ----------------------      % Diff
                                                        2004         2005      Fav/(Unfav)       2004         2005      Fav/(Unfav)
                                                     ----------   ----------   ----------     ----------   ----------   ----------
RESULTS OF OPERATIONS:
Revenues                                             $        2   $        4          100%    $        8   $       15           88%
Expenses                                                      6            2           67%            25           27           (8%)
                                                     ----------   ----------                  ----------   ----------
Operating Income (Loss)                              $       (4)  $        2          150%    $      (17)  $      (12)          29%
                                                     ==========   ==========                  ==========   ==========

                         Capital Expenditures by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                                         Quarter Ended                    Nine Months Ended
                                                                         September 30,                      September 30,
                                                                ------------------------------      ------------------------------
                                                                    2004              2005              2004              2005
                                                                ------------      ------------      ------------      ------------
CAPITAL EXPENDITURES BY SEGMENT
  Electric Transmission & Distribution                          $         79      $         57      $        173      $        199
  Natural Gas Distribution                                                52                77               132               173
  Pipelines and Gathering                                                 14                55                38               108
  Other Operations                                                         4                 7                16                17
                                                                ------------      ------------      ------------      ------------
  Total                                                         $        149      $        196      $        359      $        497
                                                                ============      ============      ============      ============

                             Interest Expense Detail
                              (Millions of Dollars)
                                   (Unaudited)

                                                                        Quarter Ended                    Nine Months Ended
                                                                        September 30,                      September 30,
                                                                ------------------------------      ------------------------------
                                                                   2004              2005              2004              2005
                                                                ------------      ------------      ------------      ------------
INTEREST EXPENSE DETAIL
  Amortization of Deferred Financing Cost                       $         19      $         20      $         63      $         59
  Capitalization of Interest Cost                                         (1)               (1)               (3)               (3)
  Transition Bond Interest Expense                                         9                 8                28                26
  Other Interest Expense                                                 165               150               495               466
                                                                ------------      ------------      ------------      ------------
  Total Interest Expense                                                 192               177               583               548
                                                                ------------      ------------      ------------      ------------

  Amortization of Deferred Financing Cost
    Reclassified to Discontinued Operations                                1                --                 3                --
  Other Interest Reclassified to Discontinued Operations                  13                --                35                --
                                                                ------------      ------------      ------------      ------------
    Total Interest Reclassified to Discontinued Operations (1)            14                --                38                --

  Interest Expense Incurred by Discontinued Operations                    --                --                --                 1
                                                                ------------      ------------      ------------      ------------
    Total Expense in Discontinued Operations                              14                --                38                 1
                                                                ------------      ------------      ------------      ------------

    Total Interest Expense Incurred                             $        206      $        177      $        621      $        549
                                                                ============      ============      ============      ============

(1) In accordance with Emerging Issues Task Force Issue No. 87-24 "Allocation of Interest to Discontinued Operations", in 2004, we have reclassified interest to discontinued operations of Texas Genco based on net proceeds received from the sale of Texas Genco of $2.5 billion, and have applied the proceeds to the amount of debt assumed to be paid down in 2004 according to the terms of the respective credit facilities in effect for that period. In periods where only the term loan was assumed to be repaid, the actual interest paid was reclassified. In periods where a portion of the revolver was assumed to be repaid, the percentage of that portion of the revolver to the total outstanding balance was calculated, and that percentage was applied to the actual interest paid in those periods to compute the amount of interest reclassified.

Total interest expense was $206 million and $177 million for the three months ended September 30, 2004 and 2005, respectively, and $621 million and $549 million for the nine months ended September 30, 2004 and 2005, respectively. Interest expense of $14 million for the three months ended September 30, 2004, and $38 million for the nine months ended September 30, 2004, was reclassified to discontinued operations of Texas Genco.


     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheets
                              (Millions of Dollars)
                                   (Unaudited)


                                                                           December 31,     September 30,
                                                                               2004             2005
                                                                           ------------     -------------

                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                $        165     $        162
  Other current assets                                                            2,158            2,300
  Current assets of discontinued operations                                         514               --
                                                                           ------------     ------------
      Total current assets                                                        2,837            2,462
                                                                           ------------     ------------

PROPERTY, PLANT AND EQUIPMENT, NET                                                8,186            8,361
                                                                           ------------     ------------

OTHER ASSETS:
  Goodwill, net                                                                   1,741            1,744
  Regulatory assets                                                               3,350            2,943
  Other non-current assets                                                          997            1,002
  Non-current assets of discontinued operations                                   1,051               --
                                                                           ------------     ------------
      Total other assets                                                          7,139            5,689
                                                                           ------------     ------------
        TOTAL ASSETS                                                       $     18,162     $     16,512
                                                                           ============     ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of transition bond long-term debt                        $         47     $         54
  Current portion of other long-term debt                                         1,789            2,004
  Other current liabilities                                                       2,902            2,616
  Current liabilities of discontinued operations                                    449               --
                                                                           ------------     ------------
      Total current liabilities                                                   5,187            4,674
                                                                           ------------     ------------

OTHER LIABILITIES:
  Accumulated deferred income taxes, net and investment tax credit                2,469            2,528
  Regulatory liabilities                                                          1,082              749
  Other non-current liabilities                                                     705              849
  Non-current liabilities of discontinued operations                                420               --
                                                                           ------------     ------------
      Total other liabilities                                                     4,676            4,126
                                                                           ------------     ------------

LONG-TERM DEBT:
  Transition bond                                                                   629              575
  Other                                                                           6,564            5,919
                                                                           ------------     ------------
      Total long-term debt                                                        7,193            6,494
                                                                           ------------     ------------

SHAREHOLDERS' EQUITY                                                              1,106            1,218
                                                                           ------------     ------------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $     18,162     $     16,512
                                                                           ============     ============


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                 Condensed Statements of Consolidated Cash Flows
                              (Millions of Dollars)
                                   (Unaudited)


                                                                           Nine Months Ended September 30,
                                                                           ------------------------------
                                                                               2004              2005
                                                                           ------------      ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                        $     (1,005)     $        171
  Discontinued operations, net of tax                                               154                 3
  Extraordinary item, net of tax                                                    894               (30)
                                                                           ------------      ------------
  Income from continuing operations                                                  43               144
  Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
    Depreciation and amortization                                                   425               470
    Deferred income taxes and investment tax credit                                  99               156
    Changes in net regulatory assets and liabilities                               (253)             (166)
    Changes in other assets and liabilities                                          21              (247)
    Other, net                                                                       19                 7
                                                                           ------------      ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                           354               364

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                (304)              204

NET CASH USED IN FINANCING ACTIVITIES                                              (117)             (571)
                                                                           ------------      ------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                           (67)               (3)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                     87               165
                                                                           ------------      ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                 $         20      $        162
                                                                           ============      ============


     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.